Exhibit 99.3
                                                      TGL 9-26-03 Monthly Report

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re:  TRENWICK GROUP LTD.                    Case No.           03-12636(MFW)
        -------------------                                       --------------
                                               Reporting Period:  August 2003
                                                                  --------------

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------
Required Documents                                                          Form No.          Document   Explanation
--------------------------------------------------------------------------------------------------------------------
                                                                                              Attached   Attached
Schedule of Cash Receipts and Disbursements                                 MOR-1             Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)     Yes
     Copies of bank statements                                                                Yes
     Cash disbursements journals                                                              Yes
Statement of Operations                                                     MOR-2             Yes
Balance Sheet                                                               MOR-3             Yes
Status of Postpetition Taxes                                                MOR-4             N/A
     Copies of IRS Form 6123 or payment receipt                                               N/A
     Copies of tax returns filed during reporting period                                      N/A
Summary of Unpaid Postpetition Debts                                        MOR-4             None
     Listing of aged accounts payable                                                         N/A
Accounts Receivable Reconciliation and Aging                                MOR-5             Yes
Debtor Questionnaire                                                        MOR-5             Yes
--------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/  Alan L. Hunte                                              9/26/2003
--------------------------------------                          ----------------
Signature of Debtor                                             Date


/s/  Alan L. Hunte                                              9/26/2003
--------------------------------------                          ----------------
Signature of Joint Debtor                                       Date


/s/  Alan L. Hunte                                              9/26/2003
--------------------------------------                          ----------------
Signature of Authorized Individual*                             Date


Alan L. Hunte                                                   9/26/2003
--------------------------------------                          ----------------
Printed Name of Authorized Individual*                          Date

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.3
                                                             Bank Reconciliation

In re: Trenwick Group Ltd                       Case No.
Bank Reconciliation                         Reporting Period           August
@ 8/31/2003

                                  Operating          Payroll       Tax     Other
                               -------------------------------------------------
        Balance Per Books      $ 152,178.47      $ 14,180.91       NA       NA
                               =================================================

Bank Balance                   $ 157,800.85      $ 14,180.91       NA       NA
  (+) Deposits in Transit                --               --
  (-) Outstanding Cks            (69,586.43)              --
   Other                          63,964.05               --
                               -------------------------------------------------
      Adjusted Bank Balance    $ 152,178.47      $ 14,180.91       NA       NA
                               =================================================

       Deposits in Transit               NA               NA       NA       NA

        Checks Outstanding           Ck No.         Amount         NA       NA
                               -----------------------------
                                     1257            310.80
                                     1800         10,535.81
                                     1871         11,500.00
                                     1872          1,038.32
                                     1874         11,250.00
                                     1879            467.21
                                     1880         20,500.00
                                     1881         12,500.00
                                     1882            445.36
                                     1883          1,038.93
                                                  ---------
                                                  69,586.43

              Other   Interco Transfer to TAC to be booked         73,178.58
                      Duplicate Return by Chase                    (8,819.20)
                      Prior Month Adj to be booked                   (395.33)
                                                                   ---------
                                                                   63,964.05

                                                                           MOR-1

                                                                    Exhibit 99.3
                                                   Sched of Cash Receipts & Disb

In re: Trenwick Group Ltd                             Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements             Rep Per  Aug 20 to Aug 31

                                           Bank Accounts
                             Operating        Payroll           Tax        Other
                            ----------------------------------------------------

  Cash - Beg of Month        276,359.27      14,180.91           NA         NA
                            ----------------------------------------------------

       Receipts:
      Cash Sales                     --             --           --         --
     Accounts Rec                    --             --           --         --
   Loans & Advances                  --             --           --         --
    Sale of Assets                   --             --           --         --
         Other                 8,819.20             --           --         --
       Transfers                     --             --           --         --
                            ----------------------------------------------------

    Total Receipts             8,819.20                                     --
                            ----------------------------------------------------

    Disbursements:
      Net Payroll                    --             --           --         --
     Payroll Taxes                   --             --           --         --
Sales, Use, & Other Tax              --             --           --         --
  Inventory Purchases                --             --           --         --
 Secured Rental/Leases               --             --           --         --
       Insurance                     --             --           --         --
    Administrative                   --             --           --         --
        Selling                      --             --           --         --
         Other                       --             --           --         --
  Transfers (Interco)        (133,000.00)           --           --         --
   Professional Fees                 --             --           --         --
      Court Costs                    --             --           --         --
                            ----------------------------------------------------

  Total Disbursement:        (133,000.00)           --           --         --
                            ----------------------------------------------------

    Net Cash Flow:           (124,180.80)           --           --         --
                            ----------------------------------------------------

  Cash: End of Month         152,178.47      14,180.91           --         --
                            ====================================================

         Other              Duplicate Return by Chase - $8,819.20

                                                                    Exhibit 99.3
                                                              Stmt of Operations

  Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
-----------------------                                      -------------------
        Debtor                             Reporting Period: August 2003
                                                             -------------------

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------
                                                                              Cumulative
REVENUES                                                   Month            Filing to Date
------------------------------------------------------------------------------------------
Gross Revenues                                          $  (567,222)         $  (567,222)
------------------------------------------------------------------------------------------
Less: Returns and Allowances                                     --                   --
------------------------------------------------------------------------------------------
Net Revenue                                             $  (567,222)         $  (567,222)
------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------
Beginning Inventory                                              --                   --
------------------------------------------------------------------------------------------
Add: Purchases                                                   --                   --
------------------------------------------------------------------------------------------
Add:Cost of Labor                                                --                   --
------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                             --                   --
------------------------------------------------------------------------------------------
Less: Ending Inventory                                           --                   --
------------------------------------------------------------------------------------------
Cost of Goods Sold                                               --                   --
------------------------------------------------------------------------------------------
Gross Profit                                               (567,222)            (567,222)
------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------
Advertising                                                                           --
------------------------------------------------------------------------------------------
Auto and Truck Expense                                       13,522               13,522
------------------------------------------------------------------------------------------
Bad Debts                                                        --                   --
------------------------------------------------------------------------------------------
Contributions                                                    --                   --
------------------------------------------------------------------------------------------
Employee Benefits Programs                                       --                   --
------------------------------------------------------------------------------------------
Insider compensation*                                        38,710               38,710
------------------------------------------------------------------------------------------
Insurance                                                    96,280               96,280
------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                       --                   --
------------------------------------------------------------------------------------------
Office Expense                                                  165                  165
------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                   --                   --
------------------------------------------------------------------------------------------
Repairs and Maintenance                                          --                   --
------------------------------------------------------------------------------------------
Rent and Lease Expense                                           --                   --
------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                        --                   --
------------------------------------------------------------------------------------------
Supplies                                                         --                   --
------------------------------------------------------------------------------------------
Taxes-Payroll                                                    --                   --
------------------------------------------------------------------------------------------
Taxes-Real Estate                                                --                   --
------------------------------------------------------------------------------------------
Taxes-Other                                                     804                  804
------------------------------------------------------------------------------------------
Travel and Entertainment                                         --                   --
------------------------------------------------------------------------------------------
Utilities                                                                             --
------------------------------------------------------------------------------------------
Other (attach schedule)                                   1,634,938            1,634,938
------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation              1,784,418            1,784,418
------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             598                  598
------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses          (2,352,238)          (2,352,238)
------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------
Other Income (attach schedule)                           (2,023,394)          (2,023,394)
------------------------------------------------------------------------------------------
Interest Expense                                                 --                   --
------------------------------------------------------------------------------------------
Other Expense (attach schedule)                              49,542               49,542
------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items            (4,425,174)          (4,425,174)
------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------
Professional Fees                                                                     --
------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                           --
------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                      515                  515
------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                     --
------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                  --                   --
------------------------------------------------------------------------------------------
Total Reorganization Expenses                                   515                  515
------------------------------------------------------------------------------------------
Income Taxes                                                                          --
------------------------------------------------------------------------------------------
Net Profit (Loss)                                       $(4,424,659)         $(4,424,659)
------------------------------------------------------------------------------------------

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                           MOR-2

                                                                    Exhibit 99.3
                                                              Stmt of Operations

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                                    Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month        Filing to Date
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Fees                                         1,634,938          1,634,938
--------------------------------------------------------------------------------
Total Other Expenses                               1,634,938          1,634,938
--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                     (2,023,394)        (2,023,394)
--------------------------------------------------------------------------------
Total Other Income                                (2,023,394)        (2,023,394)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Amortization Expense                                  49,542             49,542
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                           MOR-2

                                                                    Exhibit 99.3
                                                                   Balance Sheet

      Trenwick Group Ltd.                           Case No. 03-12636 (MFW)
--------------------------------                             -------------------
            Debtor                         Reporting Period: August 2003
                                                             -------------------

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF       BOOK VALUE ON
                          ASSETS                                        CURRENT REPORTING MONTH      PETITION DATE
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        --                     --
-------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                       655,336                655,336
-------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            88,527               (591,090)
-------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                         --                     --
-------------------------------------------------------------------------------------------------------------------
Inventories                                                                              --                     --
-------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                    849,427              1,088,137
-------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                            2,200,000              2,200,000
-------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                   --                  3,861
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $   3,793,291          $   3,356,245
-------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                           --                     --
-------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                  --                     --
-------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                             73,467                 82,181
-------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   --                     --
-------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                 --                     --
-------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                       (33,619)               (33,021)
-------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $      39,849          $      49,160
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                       --                     --
-------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  215,595,558            220,135,876
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $ 215,595,558          $ 220,135,876
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $ 219,428,697          $ 223,541,281
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH      PETITION DATE
-------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         --                     --
-------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                      --                     --
-------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           128                  4,900
-------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            --                     --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                         --                     --
-------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                --                     --
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                        --                     --
-------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                 --                     --
-------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                      6,249                     --
-------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $       6,377          $       4,900
-------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                             --                     --
-------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                            --                     --
-------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                  216,734,395            216,896,055
-------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                $ 216,734,395          $ 216,896,055
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               216,740,771            216,900,955
-------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     3,676,102              3,676,102
-------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                      574,823,017            574,823,017
-------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                --                     --
-------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                   --                     --
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                               (551,923,031)          (551,923,031)
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (4,428,095)                    --
-------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (19,460,067)           (19,935,762)
-------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                    --                     --
-------------------------------------------------------------------------------------------------------------------s
NET OWNER EQUITY                                                              $   2,687,926          $   6,640,326
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                          $ 219,428,697          $ 223,541,281
===================================================================================================================

                                                                           MOR-3

                                                                    Exhibit 99.3
                                                                   Balance Sheet

   Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
-------------------------------                               ------------------
         Debtor                             Reporting Period: August 2003
                                                              ------------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF              BOOK VALUE ON
                            ASSETS                                       CURRENT REPORTING MONTH            PETITION DATE
----------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                 --                          3,861
----------------------------------------------------------------------------------------------------------------------------
                                                                                          --                          3,861
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                                      19,622                         19,622
----------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                       212,373,773                    215,156,938
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                         3,202,162                      4,959,316
----------------------------------------------------------------------------------------------------------------------------
                                                                                 215,595,558                    220,135,876
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH               PETITION DATE
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                   1,138,066                      1,299,727
----------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                   2,276,323                      2,276,323
----------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                 94,479,224                     94,479,224
----------------------------------------------------------------------------------------------------------------------------
Other Liabilities                                                                118,840,781                    118,840,781
----------------------------------------------------------------------------------------------------------------------------
                                                                                 216,734,395                    216,896,055
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                      6,249                             --
----------------------------------------------------------------------------------------------------------------------------
                                                                                       6,249                             --
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------------
Deferred Compensation                                                             (1,111,590)                    (1,125,099)
----------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                             (18,348,477)                   (18,810,663)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 (19,460,067)                   (19,935,762)
----------------------------------------------------------------------------------------------------------------------------

                                                                           MOR-3

                                                                    Exhibit 99.3
                                                      A-R Reconciliation & Aging

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
-------------------------------                                   --------------
           Debtor
                                                Reporting Period: August 2003
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------      --------------
Accounts Receivable Reconciliation                                                   Amount
---------------------------------------------------------------------------      --------------
Total Accounts Receivable at the beginning of the reporting period               $ (591,089.89)
---------------------------------------------------------------------------      --------------
+ Amounts billed during the peiod                                                   679,618.68
---------------------------------------------------------------------------      --------------
- Amounts collected during the peiod                                                        --
---------------------------------------------------------------------------      --------------
Total Accounts Receivable at the end of the reporting period                         88,528.79
---------------------------------------------------------------------------      --------------

---------------------------------------------------------------------------      --------------
Accounts Receivable Aging                                                           Amount
---------------------------------------------------------------------------      --------------
0 - 30 days old                                                                     961,183.78
---------------------------------------------------------------------------      --------------
31 - 60 days old                                                                  2,920,411.15
---------------------------------------------------------------------------      --------------
61 - 90 days old                                                                    271,783.91
---------------------------------------------------------------------------      --------------
91 + days old                                                                     5,285,076.33
---------------------------------------------------------------------------      --------------
Total Accounts Receivable                                                         9,438,455.17
---------------------------------------------------------------------------      --------------
Amount considered uncollectible (Bad Debt)                                       (9,349,926.38)
---------------------------------------------------------------------------      --------------
Accounts Receivable (Net)                                                            88,528.79
---------------------------------------------------------------------------      --------------

                            DEBTOR QUESTIONNAIRE

---------------------------------------------------------------------------      --------------
Must be completed each month                                                     Yes        No
---------------------------------------------------------------------------      --------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                       X
---------------------------------------------------------------------------      --------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation
below.                                                                                      X
---------------------------------------------------------------------------      --------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                X
---------------------------------------------------------------------------      --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                         X
---------------------------------------------------------------------------      --------------

                                                                      FORM MOR-5
                                                                          (9/99)